Exhibit 10.1

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Double asterisks denote omissions.

Fourth Amendment

to Exclusive License Agreement

This Fourth Amendment to Exclusive License Agreement (the “Fourth Amendment”) is entered into by and between The Johns Hopkins University,  a Maryland corporation having an address at 1812 Ashland Avenue, Suite 100, Baltimore, MD 21205 (“JHU”) and Kala Pharmaceuticals, Inc., a Delaware corporation having an address at 100 Beaver Street, Suite 201, Waltham, MA 02453 (“Kala” or “Company”).

WHEREAS, Kala and JHU entered into an Exclusive License Agreement dated November 10, 2009 (JHU Agmt No. [**]), as amended by a First Amendment dated November 19, 2012 (the “First Amendment”), a Second Amendment effective May 22, 2014 (the “Second Amendment”), and a Third Amendment effective August 26, 2014 (the “Third Amendment”) (as so amended, the “Agreement”), pursuant to which JHU licensed certain patent rights and know-how to Kala and modified certain milestones and other terms of the Agreement, and Kala, Graybug Vision, Inc. (formerly known as GrayBug, LLC and GrayBug, Inc.) (“Graybug”) and JHU entered into a Settlement and License Agreement effective October 24, 2014 (JHU Agmt No. [**], hereinafter the “S&L Agreement”), to resolve a dispute over rights licensed to Kala and Graybug under certain JHU patent rights; and

WHEREAS,  pursuant to the S&L Agreement, JHU co-licensed Kala and Graybug under all the patent rights arising from JHU Ref # [**] (“Other JHU Patent Rights”), granting Kala an exclusive, sublicensable, worldwide license in the field of use of a Particle for delivery of a biologically active material through mucus, mucin, or a mucosal barrier where such delivery does not involve administration via injection to the eye (“Kala Field”), and granting Graybug an exclusive, sublicensable, worldwide license in the field of use of a particle for delivery of a biologically active material to the eye via injection, excluding any particle comprising or consisting of loteprednol etabonate (“Graybug Field”); and

WHEREAS,  Graybug terminated its license under each of the Other JHU Patent Rights, such that since August 5, 2017, only Kala retains a license to each of the Other JHU Patent Rights and pursuant to Section 2(b) of the S&L Agreement, Kala currently has an exclusive, sublicensable, worldwide license under the Other JHU Patent Rights in both the Kala Field and the Graybug Field, and Kala currently pays all patent costs associated therewith; and

WHEREAS, a valuable invention [**] (JHU Ref. # [**]), was developed during the course of research conducted by [**] (all hereinafter, "Inventors"); and

WHEREAS, JHU has acquired through assignment all rights, title and interest, with the exception of certain retained rights by the United States Government, in said valuable invention; and

WHEREAS,  Kala desires to obtain certain rights in such invention as herein provided, and to commercially develop, manufacture, use and distribute products and processes based upon or embodying said valuable inventions throughout the world; and

JHU/Kala Fourth Amendment	Page 1 of 4
JHU Agmt Ref. No. [**]

WHEREAS, the parties wish to amend the Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties agree as follows:

1.

Terms. Capitalized terms in this Fourth Amendment shall have the same meaning as those in the Agreement, unless specifically defined in this Fourth Amendment. All section and paragraph references refer to sections or paragraphs as applicable, in the Agreement. References to the term “Agreement” in the Agreement shall be deemed to include the Fourth Amendment.

2.	Effective Date. This Fourth Amendment shall be effective as of the date the last party hereto has executed this Fourth Amendment (the “Fourth Amendment Date”).

3.	Agreement Second Whereas Recital. As of the Fourth Amendment Date, the second “Whereas” recital of the Agreement shall be superseded in its entirety by the following:

“WHEREAS, a valuable invention entitled [**] (JHU Ref. # [**]) was developed during the course of research conducted by [**], and a valuable invention entitled [**] (JHU Ref. # [**] was developed during the course of research conducted by [**], and a valuable invention entitled [**] (JHU Ref. # [**]) was developed during the course of research conducted by [**], and a valuable invention entitled [**] (JHU Ref. #[**] and JHU Ref. #[**])  was developed during the course of research conducted by [**],  and a valuable invention entitled [**] (JHU Ref. # [**]) was developed during the course of research by [**],  and a valuable invention entitled [**] (JHU Ref. #[**]) was developed during the course of research conducted for Company by: [**]; and conducted for JHU by: [**] (all inventors officially affiliated with JHU hereinafter, "Inventors"); and”

4.	Agreement Section 1.10. As of the Fourth Amendment Date, Section 1.10 of the Agreement shall be superseded in its entirety by the following:

"PATENT RIGHTS" shall mean the issued patents and patent applications listed in EXHIBIT D for JHU Ref # [**],  JHU Ref # [**], JHU Ref # [**],  JHU Ref # [**], JHU Ref # [**], JHU Ref # [**], JHU Ref # [**], JHU Ref # [**], JHU Ref # [**],  JHU Ref # [**], JHU Ref # [**], and for KALA/JHU JOINTLY OWNED PATENT RIGHTS (JHU Ref # [**]) (all such patent applications for JHU Ref # [**], JHU Ref # [**], JHU Ref # [**],

JHU Ref # [**], JHU Ref # [**], JHU Ref # [**], JHU Ref # [**], JHU Ref # [**], JHU Ref. # [**],  JHU Ref # [**], JHU Ref # [**], and JHU Ref # [**] hereinafter referred to as “Patent Applications”) and all continuations, divisions, claims of continuations-in-part applications directed to subject matter specifically described in the Patent Applications, continued prosecution applications and reissues, reexaminations, extensions and supplemental protection certificates thereof, and any corresponding foreign patent applications, and any patents, or other equivalent foreign

JHU/Kala Fourth Amendment	Page 2 of 4
JHU Agmt Ref. No. [**]

patent rights issuing, granted or registered thereon. “OPTION PATENT RIGHTS” shall mean the patents and applications listed in EXHIBIT D for JHU Ref # [**] (hereinafter referred to as “Option Patent Applications”) and all continuations, divisions, claims of continuations-in-part applications directed to subject matter specifically described in the Option Patent Applications, continued prosecution applications and reissues, reexaminations, extensions and supplemental protection certificates thereof, and any corresponding foreign patent applications, and any patents, or other equivalent foreign patent rights issuing, granted or registered thereon. In the event of the exercise by Company of the option set forth in Section 2.5, the OPTION PATENT RIGHTS shall become PATENT RIGHTS for all purposes of this Agreement, except as set forth in Section 2.4.

5.

Amendment of Exhibit D; PATENT RIGHTS.  As of the Fourth Amendment Date, Exhibit D of the Agreement shall be superseded in its entirety by updated Exhibit D attached hereto and shall include the following additional JHU technologies and associated PATENT RIGHTS:

•	JHU Ref. # [**], entitled, [**] (“New PATENT RIGHTS”).
•	Other JHU Patent Rights:
o	JHU Ref # [**], entitled [**];
o	JHU Ref # [**], entitled [**]; and
o	JHU Ref # [**], entitled [**].

6.

Other JHU Patent Rights Licensed Field.    The parties hereby expressly agree that as of the Fourth Amendment Effective, the field of Kala’s exclusive license under PATENT RIGHTS arising from Other JHU Patent Rights (that is, JHU Ref # [**]) shall be the LICENSED FIELD as defined in Section 1.5 of the Agreement.

7.

Patent Reimbursement.  In accordance with Paragraph 3.6 of the Agreement, Company will reimburse JHU for the costs of preparing, filing, maintaining and prosecuting the New Patent Rights added to the Agreement pursuant to this Fourth Amendment incurred prior to the Fourth Amendment Date (“Prior New Patent Costs”).  Promptly after the Fourth Amendment Date, JHU will send Company an invoice for Prior New Patent Costs, and Company will pay said invoice within [**] days of Company’s receipt of the invoice.  Company will reimburse JHU, within [**] days of the receipt of an invoice from JHU, for all costs incurred after the Fourth Amendment Date associated with the ongoing preparation, filing, maintenance, and prosecution of PATENT RIGHTS.

8.

Amendment & License Fee.  Company shall pay to JHU [**] Dollars ($[**]) as an amendment and license fee (the “Fourth Amendment Fee”) within [**] days of the Fourth Amendment Date.  JHU is not required to submit an invoice for the Fourth Amendment Fee, which shall not be credited against royalties or other fees.

9.	In all other respects the Agreement shall remain in full force and effect.

10.

Counterparts. Signatures to this Fourth Amendment may be executed by way of facsimile or electronic signature, and such signatures shall be considered original. Signatures transmitted by email, portable document format (.pdf), or by any other electronic means

JHU/Kala Fourth Amendment	Page 3 of 4
JHU Agmt Ref. No. [**]

intended to preserve the original graphic and pictorial appearance of this Fourth Amendment shall have the same effect as the physical delivery of a paper document bearing the original signatures. All facsimile or electronic copies of this Fourth Amendment will be deemed to be duplicate originals. This Fourth Amendment may be executed simultaneously in any number of counterparts, any one of which need not contain the signature of more than one Party, but all of which shall be deemed an original and all such counterparts taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF,  this Fourth Amendment shall take effect as of the Fourth Amendment Date when it has been executed below by the duly authorized representatives of both parties.

THE JOHNS HOPKINS UNIVERSITY		KALA PHARMACEUTICALS, INC.

By:	/s/ Steven L. Kousouris	By:	/s/ Eric L. Trachtenberg
Name:	Steven L. Kousouris	Name:	Eric L. Trachtenberg
Title:	Sr Director – JHTV	Title:	General Counsel & Corporate Secretary

Date:	June 22, 2018	Date:	June 22, 2018

JHU/Kala Fourth Amendment	Page 4 of 4
JHU Agmt Ref. No. [**]

EXHIBIT D

PATENT RIGHTS

[**]

Institution Number	Application Number	Type of Patent Filing	Application Date	Publication or Patent Number	Publication or Grant Date	Filing Country
[**]	[**]	[**]	[**]			[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]			[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 8 pages were omitted. [**]

JHU/Kala Fourth Amendment	Amended Exhibit D- Page 1 of 1
JHU Agmt Ref. No. [**]